Exhibit 10.3

FORM OF

LOCKUP AGREEMENT

September 3, 2019

National Securities Corporation
200 Vesey Street, 25th Floor
New York, New York 10281

Ladies and Gentlemen:

The undersigned understands that National Securities Corporation (the “Agent”) proposes to enter into a Placement Agent Agreement (the “Agreement”) with Ondas Holdings Inc., a Nevada corporation (the “Company”). Pursuant to the Agreement, the Agent shall serve as the Company’s exclusive placement agent in connection with the issuance and sale by the Company of up to $12.5 million of Units (the “Units”) consisting of one share of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”), and one warrant to purchase one-half (1/2) of one share of the Company’s Common Stock (the “Warrant”) (the “Offering”). The use of the term Offering Securities herein shall collectively refer to the Units, Common Stock and Warrants issued in connection with the Offering.

To induce the Agent to continue its efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of the Agent, the undersigned will not, during the period commencing on the date hereof and ending one hundred and eighty (180) days after the closing date of the Offering (the “Lock-Up Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”); (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Lock-Up Securities, whether any such transaction is to be settled by delivery of shares of Lock-Up Securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to the registration of the resale of any Lock-Up Securities; or (4) publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any Lock-Up Securities. Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer Lock-Up Securities without the prior written consent of the Agent in connection with (a) transactions relating to Lock-Up Securities acquired in open market transactions after the completion of the Offering; provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be required or shall be voluntarily made in connection with subsequent sales of Lock-Up Securities acquired in such open market transactions; (b) transfers of Lock-Up Securities as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member (for purposes of this lock-up agreement, "family member" means any relationship by blood, marriage or adoption, not more remote than first cousin); (c) transfers of Lock-Up Securities to a charity or educational institution; (d) if the undersigned, directly or indirectly, controls a corporation, partnership, limited liability company or other business entity, any transfers of Lock-Up Securities to any shareholder, partner or member of, or owner of similar equity interests in, the undersigned, as the case may be, or (e) the sales of Common Stock to cover the payment of the exercise prices or the payment of taxes associated with the exercise or vesting of equity awards under any equity compensation plan of the Company; provided that in the case of any transfer pursuant to the foregoing clauses (b), (c) or (d), (i) any such transfer shall not involve a disposition for value, (ii) each transferee shall sign and deliver to the Agent a lock-up agreement substantially in the form of this lock-up agreement and (iii) no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made, except for a Form 5. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's Lock-Up Securities, except in compliance with this lock-up agreement.

If the undersigned is an officer or director of the Company, (i) the undersigned agrees that the foregoing restrictions shall be equally applicable to any issuer-directed or "friends and family" Offering Securities that the undersigned may purchase in the Offering; (ii) the Agent agrees that, at least three (3) business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of Lock-Up Securities, the Agent will notify the Company of the impending release or waiver; and (iii) the Company agrees to announce the impending release or waiver by press release through a major news service at least two (2) business days before the effective date of the release or waiver. Any release or waiver granted by the Agent hereunder to any such officer or director shall only be effective two (2) business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer of Lock-Up Securities not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this lock-up agreement to the extent and for the duration that such terms remain in effect at the time of such transfer.

No provision in this agreement shall be deemed to restrict or prohibit the exercise, exchange or conversion by the undersigned of any securities exercisable or exchangeable for or convertible into Common Stock, as applicable; provided that the undersigned does not transfer the Common Stock acquired on such exercise, exchange or conversion during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this lock-up agreement. In addition, no provision herein shall be deemed to restrict or prohibit the entry into or modification of a so-called "10b5-1" plan at any time (other than the entry into or modification of such a plan in such a manner as to cause the sale of any Lock-Up Securities within the Lock-Up Period).

The undersigned understands that the Company and the Agent are relying upon this lock-up agreement in proceeding toward consummation of the Offering. The undersigned further understands that this lock-up agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representative, successors and assigns.

The undersigned understands that, if the Agreement is not executed by October 31, 2019, or if the Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Offering Securities to be sold thereunder, then this lock-up agreement shall be void and of no further force or effect.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any offering will only be made pursuant to a Securities Purchase Agreement, the terms of which are subject to negotiation between the Company and the signatories thereto.

Very truly yours,

_______________________________________
(Name - Please Print)

_______________________________________
(Signature)

_______________________________________
(Name of Signatory, in case of entities - Please Print)

_______________________________________
(Title of Signatory, in case of entities - Please Print)
Address: __________________________
__________________________
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